EXHIBIT 3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 No. 2-92331 of Hewlett-Packard Company of our report dated May 9, 1997, appearing in this Form 11-K.


     Price Waterhouse LLP
     San Jose, California

     June 23, 1997